UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(A)

OF THE SECURITIES EXCHANGE ACT OF 1934

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ALTAIR ENGINEERING INC.

(Name of Registrant as Specified In Its Charter)

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Your Vote Counts! ALTAIR ENGINEERING INC. 2021 Annual Meeting Vote by June 1, 2021 11:59 PM ET ALTAIR ENGINEERING INC. 1820 EAST BIG BEAVER ROAD TROY, MICHIGAN 48083 D54954-P50479 You invested in ALTAIR ENGINEERING INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on June 2, 2021. Get informed before you vote View the Notice and Proxy Statement and Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 19, 2021. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Vote Virtually at the Meeting* June 2, 2021 1:00 PM EDT Smartphone users Vote by Vote by Virtually at: Point your camera Mail Phone www.virtualshareholdermeeting.com/ALTR2021 here and vote without Submit with your 800-690-6903 entering a control prepaid envelope number *Please check the meeting materials for any special requirements for meeting attendance. V1

ALTAIR ENGINEERING INC. Annual Meeting of Stockholders June 2, 2021 1:00 PM This proxy is solicited by the Board of Directors The stockholder(s) hereby appoint(s) David Simon and Raoul Maitra, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated below, all of the shares of Common Stock of ALTAIR ENGINEERING INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 1:00 PM, EDT on June 2, 2021. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations. Board Voting Items Recommends Voting Options 1. Election of Director (for Class I to serve until the 2024 Annual Meeting of Stockholders). Nominee: 1a. Mary Boyce For For Against Abstain 2. Vote to approve the Company’s 2021 Employee Stock Purchase Plan. For For Against Abstain 3. To vote, on an advisory basis, on the compensation of the Company’s named executive officers. For Against Abstain For 4. To ratify the appointment of Ernst & Young LLP as our independent registered public accounting For Against Abstain firm for the year ending December 31, 2021. For 5. Election of Director (for Class I to serve until the 2024 Annual Meeting of Stockholders). Nominee: 1b. Jim F. Anderson For For Against Abstain NOTE: Such other business as may properly come before the meeting or any adjournment thereof. You may attend the Annual Meeting via the Internet and vote online at www.virtualshareholdermeeting.com/ALTR2021. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature Date D54955-P50479 Signature (Joint Owners) Date